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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 2, 2000
                                                       ------------------------

                             Portal Software, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                   000-25829                 77-0369737
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)

10200 South De Anza Boulevard, Cupertino, California                  95014
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:         (408) 572-2000
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Item 2(a).  Date, Manner and Description of Transaction.

On November 2, 2000, Portal Software, Inc. acquired solution42 AG, a German company, pursuant to an Investment Agreement dated the same date (a copy of which is being filed herewith as an exhibit to this Current Report on Form 8-K). In connection with this acquisition, Portal's newly created German subsidiary issued ordinary shares to the shareholders of solution42 in exchange for all of the outstanding shares of solution42; these shares of Portal's German subsidiary may be exchanged for up to 7,500,000 shares of Portal common stock pursuant to an option Portal granted to the shareholders of solution42 in the Investment Agreement. Portal also has the option under certain circumstances, to force such an exchange. 681,812 of the 7,500,000 shares of Portal common stock which are issuable in connection with the acquisition are subject to an earn-out which is contingent upon retention of solution42's key employees for two years. The earn-out is proportionately reduced for each such employee that leaves the employ of Portal prior to the end of such two year period. This acquisition will be accounted for by Portal as a purchase. Portal will take a one-time charge for purchased in-process research and development expenses and certain acquisition costs in the fourth quarter of its 2001 fiscal year.

The foregoing description of the Investment Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of such document. A copy of the Investment Agreement is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Item 7(a).  Financial Statements of Businesses Acquired.

          The required financial information of solution42 AG will be filed by Portal Software by amendment within the prescribed time period.

     Item 7(b).  Pro Forma Financial Information.

          The required financial information of solution42 AG will be filed by Portal Software by amendment within the prescribed time period.

     Item 7(c). Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

          Exhibit No.    Description
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          2.1            Investment Agreement dated as of November 2, 2000 by
                         and among Portal Software, Inc., Helianthus
                         Vermoegensverwaltunggesellschaft mbH and the shareholders of solution42 AG.

          2.2 Agreement dated as of November 2, 2000 by and among Portal Software, Inc., Helianthus Vermoegensverwaltunggesellschaft mbH, Arno Schlosser, as Shareholder Agent for the shareholders of solution42 AG, and U.S. Bank Trust National Association, as Escrow Agent.

          99.1           Press release issued by Portal Software, Inc. on
                         November 2, 2000.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 2000

                                 PORTAL SOFTWARE, INC.

                                 By:   /s/   Jack L. Acosta
                                    -----------------------------------
                                       Jack L. Acosta
                                       Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX



          Exhibit No.    Description
          -----------    -----------

          2.1 Investment Agreement dated as of November 2, 2000 by and among Portal Software, Inc., Helianthus Vermoegensverwaltunggesellschaft mbH and the shareholders of solution42 AG.

          2.2 Agreement dated as of November 2, 2000 by and among Portal Software, Inc., Helianthus Vermoegensverwaltunggesellschaft mbH, Arno Schlosser, as Shareholder Agent for the shareholders of solution42 AG, and U.S. Bank Trust National Association, as Escrow Agent.

          99.1           Press release issued by Portal Software, Inc. on
                         November 2, 2000.